UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2021

WEIS MARKETS, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

1-5039 (Commission File Number)	24-0755415 (IRS Employer Identification No.)
1000 South Second Street Sunbury, PA (Address of principal executive offices)	17801 (Zip Code)

Registrant's telephone number, including area code: (570) 286-4571

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	WMK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

Weis Markets, Inc. (the “Company”) issued a press release on January 19, 2021 announcing the retirement of Scott F. Frost, Senior Vice President, Chief Financial Officer and Treasurer. After 42 years of distinguished service, Mr. Frost provided notice announcing his intention to retire from the Company. Mr. Frost will continue to serve as Chief Financial Officer until, March 12, 2021, at which time Michael T. Lockard will assume the role.

Mr. Frost joined the Company in 1979 and held various positions since then, including but not limited to, Controller, Assistant Secretary, Assistant Treasurer and Acting Chief Financial Officer. The Company appointed Mr. Frost as Vice President, Chief Financial Officer and Treasurer in October 2009. In January 2011, Mr. Frost was promoted to Senior Vice President, Chief Financial Officer and Treasurer.

Appointment of Chief Financial Officer

On January 19, 2021, the Company announced Michael T. Lockard will assume the role of Senior Vice President, Chief Financial Officer and Treasurer, to be effective March 12, 2021.

Mr. Lockard, age 51, most recently held the role of Senior Vice President and Chief Financial Officer of K-VA-T Food Stores, Inc. Mr. Lockard initially joined K-VA-T Food Stores, Inc. in 2012 and prior to that held several senior level positions with Walmart and UPS.

A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibit

(d) Exhibit.

99.1 Weis Markets, Inc. January 19, 2021 news release announcing executive leadership change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIS MARKETS, INC.

By: /s/Scott F. Frost
Name: Scott F. Frost
Title: Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Dated: January 20, 2021

EXHIBIT INDEX

Exhibit No.	Description

99.1	Weis Markets, Inc. January 19, 2021 news release announcing executive leadership change.